Supplement dated September 22, 2021 to the Prospectuses
dated May 1, 2021 for:

Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life II

Issued by Massachusetts Mutual Life Insurance Company

Variable Universal Life

Issued by Massachusetts Mutual Life Insurance Company in New York and California

and C.M. Life Insurance Company in all other states

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company in New York and Puerto Rico

and MML Bay State Life Insurance Company in all other states

Supplement dated September 22, 2021 to the Prospectus
dated May 1, 2021, as supplemented, for:

Variable Life Plus

Issued by Massachusetts Mutual Life Insurance Company in New York

and MML Bay State Life Insurance Company in all other states

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectuses:

Effective March 7, 2022, T. Rowe Price Investment Management, Inc. will be added as an investment sub-adviser to the T. Rowe Price Mid-Cap Growth Portfolio.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Customer Service Center:

Executive Group Life –Strategic Group Variable Universal Life® variable product	1-800-548-0073 8 a.m. - 5 p.m. Eastern Time
All other variable products	1-800-272-2216 8 a.m. - 8 p.m. Eastern Time

For more information about the fund, read the fund prospectus. Prospectuses are available on our website at www.massmutual.com.

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